AMENDMENT TO CREDIT AGREEMENT

This Amendment to Credit Agreement, dated as of April 15, 2010 (the “Amendment”), to the Second Amended and Restated Credit Agreement, dated April 17, 2007 (as amended, the “Agreement”), is by and among AeroCentury Corp., a Delaware corporation (“AeroCentury”), the banking institutions signatories hereto (collectively the “Banks” and individually a “Bank”) and PNC Bank, N.A., a national banking association, as successor to National City Bank, a national banking association, as Agent for the Banks under this Agreement (in its capacity as Agent unless specifically stated otherwise, “PNC”).  All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

WHEREAS, PNC and AeroCentury, together with the other Banks, desire to amend the Agreement in the manner hereinafter set forth, and Section 10.2 of the Agreement requires that the written consent of AeroCentury, the Banks and PNC be obtained for certain amendments or modifications contemplated herein.

NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

1.  Amendments to Agreement.  Section 2.1(a) of the Agreement is hereby amended by deleting the two references to the date “April 15, 2010” and inserting in lieu thereof the date “April 30, 2010.”

2.  Representations and Warranties.  AeroCentury hereby restates the representations and warranties made in the Agreement, including, but not limited to, Article 3 thereof, on and as of the date hereof as if originally given on this date.

3.  Covenants.  AeroCentury hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement (including this Amendment), including, but not limited to, Articles 5 and 6 thereof, on and as of the date hereof.

4.  Effectiveness Conditions.  This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to PNC and the Banks, and dated the date hereof):

(a)  execution and delivery of this Amendment;

(b)  delivery of an Officer’s Certificate in the form attached as Annex A hereto confirming certain matters set forth therein executed by an officer of AeroCentury; and

(c)  execution and delivery of such other documents, instruments and agreements as PNC shall reasonably request in connection with the foregoing matters.

5.  Affirmation.  AeroCentury hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity dates provided in the Agreement and any other Loan Document, as such documents may be amended from time to time, including by this Amendment.

6.  Effect of Amendment.  This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed and continues in full force and effect.  It is the intent of the parties that the Agreement and this Amendment be interpreted as a single instrument for all intents and purposes and that any references to the Agreement shall be deemed to include and incorporate this Amendment.

7.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

AEROCENTURY CORP.

By:________________________
Name:
Title:

PNC BANK, N.A., as successor to NATIONAL CITY BANK

By:_____________________________
Name: Michael J. Labrum
Title:   Senior Vice President

CALIFORNIA BANK & TRUST

By:____________________________
Name:
Title:

FIRST BANK
DBA FIRST BANK & TRUST

By:____________________________
Name:
Title:

BRIDGE BANK, NATIONAL ASSOCIATION

By: ____________________________
Name:
Title:

ANNEX A

FORM OF OFFICER’S CERTIFICATE

CERTIFICATE OF OFFICER
OF
AEROCENTURY CORP.

The undersigned, _______________________________, hereby certifies that he/she is the _______________ of AeroCentury Corp., a Delaware corporation (the “Company”) and that, as such, he/she is authorized to execute this certificate on behalf of the Company as required pursuant to that certain Amendment to Credit Agreement, dated as of April 15, 2010, among the Company, the banks that are signatories thereto (“Banks”) and PNC Bank, N.A., a national banking association, as successor to National City Bank, as Agent for such Banks (the “Amendment”).  Unless otherwise defined herein, capitalized terms shall have the meaning given to them in the Amendment.  The undersigned further certifies that:

(i)  No Potential Default or Event of Default under the Agreement has occurred and is continuing; and

(ii)  All representations and warranties set forth in Section 3 of the Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of the Company to be hereunto affixed this ____ day of April 2010.

AEROCENTURY CORP.

By: _______________________
Name:
Title: